SEMIANNUAL REPORT                                             DECEMBER 31, 2001

                            (GOLDEN GATE FUND LOGO)
              A Mutual Fund Investing in Great Bay Area Companies

Dear Fellow Shareholders:

  I am pleased to report our Fund is surviving one of the most challenging investment environments we have seen in several decades. During the last year, local, national and global markets were affected by several significant factors including:

  o An energy crisis in California caused by a poorly crafted deregulation plan. This crisis drove energy companies into bankruptcy while forcing the State to borrow billions of dollars to purchase power at record prices.

  o An economic slow-down capped by our country's first report of negative GDP growth in over two decades.

  o Massive lay-offs of over 1.5 million people causing significant corporate disruption.

  o  Rising unemployment affected investor sentiment and consumer spending.

  o An unprecedented terrorist attack, which nearly crippled many parts of our economy and dramatically changed governmental priorities and spending.

  o Widespread accounting concerns, driven by a few mismanaged and corrupt companies, have raised questions as to the soundness of our financial system as a whole.

  The chart on the next page shows how our Fund has performed since its June 30th, 2000 inception.

                                GOLDEN GATE FUND
                                      VS.
                         BLOOMBERG SAN FRANCISCO INDEX
                         -----------------------------
                    BLOOMBERG
               SAN FRANCISCO INDEX                       GOLDEN GATE FUND
               -------------------                       ----------------
     Jun-00          483.69                  Jun-00            15
     Jul-00          476.7                   Jul-00            14.81
     Aug-00          523.62                  Aug-00            16.51
     Sep-00          431.34                  Sep-00            14.39
     Oct-00          420.3                   Oct-00            13.52
     Nov-00          338.83                  Nov-00            12.11
     Dec-00          317.97                  Dec-00            12.19
     Jan-01          343.81                  Jan-01            13.39
     Feb-01          264.73                  Feb-01            11.60
     Mar-01          237.13                  Mar-01            10.71
     Apr-01          263.43                  Apr-01            11.86
     May-01          258.47                  May-01            12.08
     Jun-01          262.88                  Jun-01            12.08
     Jul-01          257.34                  Jul-01            11.67
     Aug-01          230.98                  Aug-01            10.88
     Sep-01          188.29                  Sep-01             9.23
     Oct-01          211.46                  Oct-01             9.41
     Nov-01          244.23                  Nov-01            10.45
     Dec-01          241.37                  Dec-01            10.61

  Our Fund has performed relatively well during this period:

                                                  SINCE          ANNUALIZED
                                                INCEPTION          SINCE
                               ONE YEAR       JUNE 30, 2000      INCEPTION
                               --------       -------------      ---------
  GOLDEN GATE
    FUND                        -13.0%           -29.3%            -20.6%
  BLOOMBERG
    SAN FRANCISCO
    INDEX                       -24.1%           -50.1%            -36.5%

  I believe the markets fully reflect the negative sentiment caused by the events listed above allowing for a recovery as conditions improve. Our goal is to provide significant long-term appreciation for our shareholders. We are confident this goal will be achieved through our careful security selection, portfolio diversification and patience.

  We thank you for your continued support.

Sincerely,

/s/Bruce Raabe

Bruce Raabe, CFA
President

                             GOLDEN GATE FUND, INC.
                     100 Larkspur Landing Circle, Suite 102
                           Larkspur, California 94939
               Local: (415) 925-4010    Toll free: (877) 785-5443
                             www.GoldenGateFund.com

                        TOP TWENTY COMMON STOCK HOLDINGS

   1. Golden West Financial Corp.            11.  Catellus Development Corp.
   2. The Cooper Companies, Inc.             12.  BEI Technologies, Inc.
   3. Sanmina-SCI Corp.                      13.  Oracle Corp.
   4. ChevronTexaco Corp.                    14.  Safeway Inc.
   5. The PMIGroup, Inc.                     15.  Adobe Systems Inc.
   6. The Charles Schwab Corp.               16.  Fair, Isaac and Co., Inc.
   7. Hewlett-Packard Co.                    17.  McKesson Corp.
   8. Wells Fargo & Co.                      18.  Cost Plus, Inc. - California
   9. The Robert Mondavi Corp.               19.  Sun Microsystems, Inc.
  10. Clorox Co.                             20.  Trimble Navigation Ltd.

                                INDUSTRY GROUPS

                    FINANCIAL SERVICES                 12.4%
                    ELECTRONICS                        10.4%
                    HEALTHCARE                          9.7%
                    SOFTWARE                            9.6%
                    COMPUTERS                           9.5%
                    RETAIL                              5.9%
                    OIL & GAS PRODUCERS                 3.8%
                    INSURANCE                           3.8%
                    BEVERAGES                           3.7%
                    HOUSEHOLD PRODUCTS/WARES            3.7%
                    REAL ESTATE                         3.6%
                    FOOD-RETAIL                         3.2%
                    COMMERCIAL SERVICES                 3.1%
                    ENGINEERING & CONSTRUCTION          2.7%
                    UTILITIES                           2.7%
                    REITS                               2.5%
                    BIOTECHNOLOGY                       2.3%
                    CASH                                7.4%

                            STATEMENT OF NET ASSETS
                         December 31, 2001 (Unaudited)

SHARES OR                                                             QUOTED
PRINCIPAL                                                             MARKET
  AMOUNT                                                  COST         VALUE
---------                                                 ----        ------
LONG-TERM INVESTMENTS - 92.6% (A)<F2>
COMMON STOCKS - 90.1% (A)<F2>

BEVERAGES - 3.7%
   2,400    The Robert Mondavi
              Corp.*<F1>                               $   83,909   $   91,200

BIOTECHNOLOGY - 2.3%
   1,300    Chiron Corp.*<F1>                              67,815       56,992

COMMERCIAL SERVICES - 3.1%
   2,000    McKesson Corp.                                 69,220       74,800

COMPUTERS - 9.5%
   4,700    Echelon Corp.*<F1>                             70,861       66,552
   4,500    Hewlett-Packard Co.                           156,970       92,430
   6,000    Sun Microsystems, Inc.*<F1>                    94,807       73,800
                                                       ----------   ----------
                                                          322,638      232,782

ELECTRONICS - 10.4%
   5,000    BEI Technologies, Inc.                         88,156       87,200
   4,800    Sanmina-SCI Corp.*<F1>                         87,234       95,520
   4,500    Trimble
              Navigation Ltd.*<F1>                         70,781       72,945
                                                       ----------   ----------
                                                          246,171      255,665

ENGINEERING & CONSTRUCTION - 2.7%
   2,800    Granite
              Construction Inc.                            69,860       67,424

FINANCIAL SERVICES - 12.4%
   1,700    Golden West
              Financial Corp.                             101,495      100,045
   5,500    Providian Financial
              Corp.*<F1>                                  144,917       19,525
   6,000    The Charles Schwab
              Corp.                                       113,708       92,820
   2,100    Wells Fargo & Co.                              93,192       91,245
                                                       ----------   ----------
                                                          453,312      303,635

FOOD-RETAIL - 3.2%
   1,900    Safeway Inc.*<F1>                              90,833       79,325

HEALTHCARE - 9.7%
   2,000    The Cooper
              Companies, Inc.                              95,149       99,960
   1,000    Varian Medical
              Systems, Inc.*<F1>                           68,370       71,260
   5,000    VISX, Inc.*<F1>                               107,426       66,250
                                                       ----------   ----------
                                                          270,945      237,470

HOUSEHOLD PRODUCTS/WARES - 3.7%
   2,300    Clorox Co.                                     76,206       90,965

INSURANCE - 3.8%
   1,400    The PMI Group, Inc.                            95,541       93,814

OIL & GAS PRODUCERS - 3.8%
   1,050    ChevronTexaco Corp.                            87,902       94,091

REAL ESTATE - 3.6%
   4,800    Catellus Development
              Corp.*<F1>                                   82,672       88,320

RETAIL - 5.9%
   2,800    Cost Plus, Inc. -
              California*<F1>                              61,678       74,200
   3,000    Longs Drug Stores
              Corp.                                        65,190       70,140
                                                       ----------   ----------
                                                          126,868      144,340

SOFTWARE - 9.6%
   2,500    Adobe Systems Inc.                             85,401       77,625
   1,200    Fair, Isaac and Co., Inc.                      58,332       75,624
   6,000    Oracle Corp.*<F1>                             132,494       82,860
                                                       ----------   ----------
                                                          276,227      236,109

UTILITIES - 2.7%
   4,000    Calpine Corp.*<F1>                            131,530       67,160
                                                       ----------   ----------
            Total common stocks                         2,551,649    2,214,092

REITS - 2.5%(A)<F2>
   2,000    BRE Properties, Inc.                           61,260       61,920
                                                       ----------   ----------
            Total long-term
              investments                               2,612,909    2,276,012

SHORT-TERM INVESTMENTS - 10.9% (A)<F2>

VARIABLE RATE DEMAND NOTES
$130,000    Firstar Bank U.S.A., N.A.                     130,000      130,000
 130,000    Wisconsin Corporate
              Central Credit Union                        130,000      130,000
   7,984    Wisconsin Electric
              Power Co.                                     7,984        7,984
                                                       ----------   ----------
            Total short-term
              investments                                 267,984      267,984
                                                       ----------   ----------
            Total investments                          $2,880,893   $2,543,996
                                                       ----------
                                                       ----------
            Liabilities, less cash and
              receivables (3.5%) (A)<F2>                               (85,360)
                                                                    ----------
            Net Assets                                              $2,458,636
                                                                    ----------
                                                                    ----------
            Net Asset Value Per Share
              ($0.0001 par value 250,000,000
              shares authorized), offering
              and redemption price
              ($2,458,636 / 231,733
              shares outstanding)                                   $    10.61
                                                                    ----------
                                                                    ----------

  *<F1>   Non-income producing security.
(a)<F2>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                            STATEMENT OF OPERATIONS
                             For the Period Ending
                         December 31, 2001 (Unaudited)


INCOME:
     Dividends                                                       $   9,083
     Interest                                                            1,082
                                                                     ---------
          Total Income                                                  10,165
                                                                     ---------

EXPENSES:
     Transfer agent fees                                                15,805
     Management fees                                                    11,504
     Professional fees                                                   8,504
     Printing and postage expense                                        4,471
     Distribution fees                                                   2,876
     Custodian fees                                                      2,470
     Administrative services                                             2,301
     Insurance                                                           2,202
     Board of Director's fees                                            1,200
     Registration fees                                                     177
     Other expenses                                                      1,230
                                                                     ---------
          Total expenses before reimbursement                           52,740
     Less expenses assumed by adviser                                  (30,307)
                                                                     ---------
          Net expenses                                                  22,433
                                                                     ---------
NET INVESTMENT LOSS                                                    (12,268)
                                                                     ---------
NET REALIZED LOSS ON INVESTMENTS                                      (246,162)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                 (15,020)
                                                                     ---------
NET LOSS ON INVESTMENTS                                               (261,182)
                                                                     ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $(273,450)
                                                                     ---------
                                                                     ---------

  The accompanying notes to financial statements are an integral part of this statement.

                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Period Ending December 31, 2001 (Unaudited)
                      and for the Year Ended June 30, 2001

                                                                            DECEMBER 31, 2001     JUNE 30, 2001
                                                                            -----------------     -------------
OPERATIONS:
     Net investment loss                                                       $  (12,268)          $  (20,630)
     Net realized loss on investments                                            (246,162)            (102,306)
     Net decrease in unrealized appreciation on investments                       (15,020)            (321,877)
                                                                               ----------           ----------
          Net decrease in net assets resulting from operations                   (273,450)            (444,813)
                                                                               ----------           ----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (30,494 and 200,339 shares, respectively)        296,353            2,844,948
     Cost of shares redeemed (5,583 and 184 shares, respectively)                 (62,002)              (2,405)
                                                                               ----------           ----------
          Net increase in net assets derived from Fund share activities           234,351            2,842,543
                                                                               ----------           ----------
          TOTAL (DECREASE) INCREASE                                               (39,099)           2,397,730
NET ASSETS AT THE BEGINNING OF THE PERIOD                                       2,497,735              100,005
                                                                               ----------           ----------
NET ASSETS AT THE END OF THE PERIOD                                            $2,458,636           $2,497,735
                                                                               ----------           ----------
                                                                               ----------           ----------

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                                     FOR THE PERIOD ENDING
                                                                       DECEMBER 31, 2001            YEAR ENDED
                                                                          (UNAUDITED)           JUNE 30, 2001+<F3>
                                                                     ---------------------      ------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                                         $12.08                   $15.00

Income from investment operations:
     Net investment loss (a)<F6>                                              (0.06)                   (0.13)
     Net realized and unrealized loss on investments                          (1.41)                   (2.79)
                                                                             ------                   ------
Total from investment operations                                              (1.47)                   (2.92)

Less distributions:
     Dividend from net investment income                                         --                       --
     Distribution from net realized gains                                        --                       --
                                                                             ------                   ------
Total from distributions                                                         --                       --
                                                                             ------                   ------
Net asset value, end of period                                               $10.61                   $12.08
                                                                             ------                   ------
                                                                             ------                   ------

TOTAL INVESTMENT RETURN                                                       (12.2%)*<F4>             (19.5%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                                        2,459                    2,498
Ratio of expenses (after reimbursement) to average net assets (b)<F7>          1.95%**<F5>              1.95%
Ratio of net investment loss to average net assets (c)<F8>                    (1.07%)**<F5>            (1.02%)
Portfolio turnover rate                                                       61.81%                   89.26%

  +<F3>   Commencement of operations July 1, 2000.
  *<F4>   Not Annualized.
 **<F5>   Annualized.
(a)<F6> Net investment loss per share is calculated using average shares outstanding.
(b)<F7> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 4.59%**<F5> and 4.90%, for the period ending December 31, 2001 and for the year ended June 30, 2001, respectively.
(c)<F8> If the Fund had paid all of its expenses, the ratios would have been (3.70%)**<F5> and (3.97%), for the period ending December 31, 2001 and for the year ended June 30, 2001, respectively.

  The accompanying notes to financial statements are an integral part of these statements.

                         NOTES TO FINANCIAL STATEMENTS
                         December 31, 2001 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

     The following is a summary of significant accounting policies of the Golden Gate Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of Maryland on April 25, 2000. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks of United States companies headquartered in the greater San Francisco Bay Area.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts as reported on the statement of net assets, are substantially the same for Federal income tax purposes.

     (b) Net realized gains and losses on the sale of securities are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $5,769 of a capital loss carryover which expires June 30, 2009. The Fund also has $96,537 of post-October losses, which are deferred for tax purposes until the year ending June 30, 2002.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

     The Fund has a management agreement with Collins & Company LLC (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of 1% of the daily net assets of the Fund.

     The Adviser has reimbursed the Fund for expenses over 1.95% of the daily net assets of the Fund. These reimbursements amounted to $30,307 for the period ending December 31, 2001.

     The Fund has an administrative agreement with Fiduciary Management, Inc. ("FMI") with whom an officer of the Fund is affiliated, to supervise all aspects of the Fund's operations except those performed by the Adviser. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000 and 0.1% of the daily net assets of the Fund in excess of $30,000,000.

     The Fund has entered into a Service and Distribution Plan (the "Plan"), pursuant to 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

(3)  DISTRIBUTION TO SHAREHOLDERS --

     Net investment income and net realized gains, if any, are distributed to shareholders.

(4)  INVESTMENT TRANSACTIONS --

     For the period ending December 31, 2001, purchases and proceeds of sales of investment securities (excluding short-term investments) were $1,468,035 and $1,351,501, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

     As of December 31, 2001, liabilities of the Fund included the following:

     Payable to brokers for
       investments purchased                                   $86,257
     Payable to Adviser for
       management fees and prepaid expenses                      4,556
     Other liabilities                                           2,210

(6)  SOURCES OF NET ASSETS --

     As of December 31, 2001, the sources of net assets were as follows:

     Fund shares issued and outstanding                     $3,144,001
     Net unrealized depreciation on
       investments                                            (336,897)
     Accumulated net realized loss
       on investments                                         (348,468)
                                                            ----------
                                                            $2,458,636
                                                            ----------
                                                            ----------

     Aggregate net unrealized depreciation as of December 31, 2001 consisted of the following:

     Aggregate gross unrealized
       appreciation                                         $  127,822
     Aggregate gross unrealized
       depreciation                                           (464,719)
                                                            ----------
     Net unrealized depreciation                            $ (336,897)
                                                            ----------
                                                            ----------

                               BOARD OF DIRECTORS
                      THOMAS M. COMPARET, Attorney at Law
            DAVID C. CUNEO, Partner, Calegari & Morris, Accountants
         JUDD C. IVERSEN, Program Director, University of San Francisco
       JOHANNA L. LONGFELLOW, Executive Secretary, Collins & Company, LLC
        BRUCE J. RAABE, Chief Investment Officer, Collins & Company, LLC
 MELINDA VAN DER REIS, Professional Recruitment Manager, Townsend & Townsend &
                                   Crew, LLP

                    U.S. BANK INSTITUTIONAL TRUST & CUSTODY
                                   Custodian

                        U.S. BANCORP FUND SERVICES, LLC
                  Transfer Agent and Dividend Disbursing Agent

                             COLLINS & COMPANY, LLC
                               Investment Adviser

                           PRICEWATERHOUSECOOPERS LLP
                            Independent Accountants

                                FOLEY & LARDNER
                                 Legal Counsel

                             GOLDEN GATE FUND, INC.
                     100 Larkspur Landing Circle, Suite 102
                           Larkspur, California 94939
               Local: (415) 925-4010    Toll free: (877) 785-5443
                             www.GoldenGateFund.com

This material is appropriate for use by prospective investors only when accompanied or preceded by the Fund's current prospectus, which contains more complete information, including fees and expenses. Please read it carefully before investing. Past performance is no guarantee of future results. The value of securities will fluctuate so that when redeemed, shares may be worth more or less than their original cost.